SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2014

KKR FINANCIAL HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 California Street, 50th Floor San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 315-3620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Pursuant to the Agreement and Plan of Merger, made and entered into as of December 16, 2013, by and among KKR & Co. L.P., (“KKR”), KKR Fund Holdings L.P. (“Fund Holdings”), Copal Merger Sub LLC, (“Merger Sub”), and KKR Financial Holdings LLC, (the “Company”), on April 30, 2014 (the “Closing Date”), Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect subsidiary of KKR.  The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 1.02                   Termination of a Material Definitive Agreement.

In connection with the closing of the Merger, the Company’s Credit Agreement, dated as of November 30, 2012, by and among the Company, each of the Lenders party thereto, Citibank, N.A., as Swingline Lender and Issuing Bank, and Citibank, N.A., as administrative agent, under which there were no outstanding loans as of the Closing Date, was terminated on April 30, 2014.

Item 2.01                   Completion of Acquisition or Disposition of Assets.

The Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), each common share of the Company (the “Company Common Shares”) issued and outstanding immediately prior to the Effective Time (excluding Company Common Shares held by the Company’s wholly-owned subsidiaries or Fund Holdings or its subsidiaries) was converted into the right to receive 0.51 common units representing the limited partnership interests of KKR (the “KKR Common Units”), together with cash in lieu of fractional KKR Common Units (the “Merger Consideration”).  The Company’s 7.375% Series A LLC Preferred Shares (the “Preferred Shares”) issued and outstanding remain Preferred Shares of the Company following the Effective Time.

Pursuant to the Merger Agreement, as of the Effective Time, (1) each outstanding option to purchase a Company Common Share was cancelled, as the exercise price per share applicable to all outstanding options exceeded the cash value of the number of KKR Common Units that a holder of one Company Common Share is entitled to in the Merger, (2) each outstanding restricted Company Common Share (other than restricted Company Common Shares held by KKR Financial Advisors LLC (“KFA”)) was converted into 0.51 KKR Common Units having the same terms and conditions as applied immediately prior to the Effective Time, and (3) each phantom share under the Company’s Non-Employee Directors’ Deferred Compensation and Share Award Plan (the “Deferred Compensation Plan”) was converted into a phantom share in respect of 0.51 KKR Common Units and otherwise remained subject to the terms of the Deferred Compensation Plan.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 16, 2013, and is incorporated herein by reference.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01                   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed and requested that trading in the Company Common Shares be suspended and that the Company Common Shares be withdrawn from listing on the NYSE effective as of the close of trading on the Closing Date.  On May 1, 2014, the NYSE filed with the SEC a notification of removal from listing on Form 25 to report the delisting of the Company Common Shares from the NYSE.  The Company Common Shares were delisted effective as of the close of trading on the Closing Date.

Additionally, the Company intends to file with the SEC certifications on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requesting the deregistration of the Company Common Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.  The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03                   Material Modification to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, all outstanding Company Common Shares (excluding Company Common Shares held by the Company’s wholly-owned subsidiaries or Fund Holdings or its subsidiaries), options to purchase Company Common Shares, restricted Company Common Shares (other than restricted Company Common Shares held by KKR Financial Advisors LLC (“KFA”)) and phantom shares under the Deferred Compensation Plan were cancelled and/or converted into the right to receive the respective consideration specified in the Merger Agreement.

The information set forth under Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01                   Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a subsidiary of KKR.  The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement and in connection with the Merger, Paul M. Hazen, Tracy L. Collins, Robert L. Edwards, Vincent Paul Finigan, R. Glenn Hubbard, Ross J. Kari, Ely L. Licht, Deborah H. McAneny, Scott A. Ryles and Willy R. Strothotte ceased to serve as directors of the Company as of the Effective Time.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

Prior to the Effective Time, on the Closing Date, the Company held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the Merger Agreement.

As of February 26, 2014, the record date for the Special Meeting, there were 204,824,159 Company Common Shares outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 127,907,622 Company Common Shares, representing approximately 62.45% of the outstanding shares entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

•                  Proposal 1:  to consider and vote on a proposal to adopt the Merger Agreement; and

•                  Proposal 2:  to consider and vote on a proposal to approve the adjournment of the Special Meeting, if necessary to solicit additional proxies if there were not sufficient votes to adopt the Merger Agreement at the time of the Special Meeting

Each of the proposals was approved by the requisite vote of holders of the Company Common Shares.  The final voting results for each proposal are described below.  For more information on each of these proposals, see the Company’s definitive proxy statement filed with the SEC on March 25, 2014.

1.              Proposal to adopt the Merger Agreement (all common shareholders):

For	Against	Abstain	Broker Non-Votes
124,749,999	1,644,884	1,512,739	—

Proposal to adopt the Merger Agreement (all common shareholders other than KKR and its affiliates):

For	Against	Abstain	Broker Non-Votes
120,091,978	1,644,884	1,512,739	—

2.              Proposal to approve the adjournment of the Special Meeting, if necessary to solicit additional proxies if there were not sufficient votes to adopt the Merger Agreement at the time of the Special Meeting:

For	Against	Abstain	Broker Non-Votes
125,421,475	1,830,777	655,370	—

Item 8.01                   Other Events.

On the Closing Date, KKR and the Company issued a joint press release announcing shareholder approval of the Merger Agreement, the completion of the Merger and certain related matters.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
2.1

Agreement and Plan of Merger, dated as of December 16, 2013, by and among KKR & Co. L.P., KKR Fund Holdings L.P., Copal Merger Sub LLC and the Company (incorporated by reference to Exhibit 2.1 to KKR Financial Holdings LLC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2013).

99.1	Joint Press Release of KKR & Co. L.P. and KKR Financial Holdings LLC, dated April 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR FINANCIAL HOLDINGS LLC

Date: May 5, 2014	/s/ Michael R. McFerran
Michael R. McFerran Chief Operating and Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
2.1

Agreement and Plan of Merger, dated as of December 16, 2013, by and among KKR & Co. L.P., KKR Fund Holdings L.P., Copal Merger Sub LLC and the Company (incorporated by reference to Exhibit 2.1 to KKR Financial Holdings LLC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2013).

99.1	Joint Press Release of KKR & Co. L.P. and KKR Financial Holdings LLC, dated April 30, 2014